Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hepion Pharmaceuticals, Inc. (the “Company”) on Form 10-Q for the three month period ended March 31, 2026, as filed with the Securities and Exchange Commission on May 14, 2026 (the “Report”), I, Gary Stetz, Interim Chief Executive Officer and Interim Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for the periods presented in the Report.

By:	/s/ Gary Stetz
Gary Stetz
Interim Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be furnished to the Securities and Exchange Commission or its staff upon request.